UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 3, 2008




                              BRIDGE BANCORP, INC.
           (Exact name of the registrant as specified in its charter)

                    -----------------------------------------

              New York                 000-18546                11-2934195
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)

           2200 Montauk Highway
          Bridgehampton, New York                             11932
   (Address of principal executive offices)                  (Zip Code)


                                 (631) 537-1000
                         (Registrant's telephone number)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 -- Other Events
-------------------------

     On November 18, 2008, Bridge Bancorp, Inc. (the "Company") filed with the Securities and Exchange Commission (the "SEC") a definitive Proxy Statement, dated November 17, 2008 (the "Proxy Statement"), to be furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of the Company to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on December 16, 2008.

     At the Special Meeting, the shareholders of the Company will consider and vote upon the adoption of a proposed amendment to Paragraph 4 of the Company's Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock. The Company notes that the primary objective of the proposed amendment is to enable the Company to participate in the TARP Capital Purchase Program (the "CPP") instituted by the United States Department of the Treasury (the "U.S. Treasury") under the Emergency Economic Stabilization Act of 2008.

     On November 13, 2008, the Company applied to participate in the CPP. As of the date of this Current Report, the Company's application was still being processed by the U.S. Treasury. Based upon an investment by the U.S. Treasury of approximately $15,000,000 which the Company has applied for, the Company would issue 15,000 cumulative perpetual preferred shares, each with a liquidation preference of $1,000 per share (the "Preferred Shares").

     Except for the Preferred Shares which would be purchased by the U.S. Treasury if the Company participates in the CPP, the Company has no present intention or agreement to issue any preferred shares. The Company wishes to clarify  the  language  currently  included  in the second  paragraph  under the caption "Potential Anti-Takeover Effect" on page 7 of the Definitive Proxy Statement in respect of future issuances of preferred shares to clarify the Board of Directors' strong intention and commitment to its common shareholders. Subject to the exercise of its fiduciary duties to the Company and the Company's shareholders, the Board of Directors will not issue any of the authorized preferred shares for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan or with features intended specifically to make any attempted acquisition of the Company more difficult. Rather, the Company's Board of Directors will issue preferred shares only for capital-raising transactions, to facilitate acquisitions, joint ventures and strategic alliances and for other corporate purposes which the Board of
Directors   believes  are  in  the  best   interests  of  the  Company  and  its
shareholders.

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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRIDGE BANCORP, INC.
                                      --------------------
                                      (Registrant)


                                      By: /s/ Kevin M. O'Connor
                                          -------------------------------------
                                          Kevin M. O'Connor
                                          President and Chief Executive Officer

Dated:  December 3, 2008







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